THE BRAMWELL FUNDS, INC.

BRAMWELL GROWTH FUND

BRAMWELL FOCUS FUND

SUPPLEMENT

dated December 12, 2005

to

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

dated November 1, 2005

On December 12, 2005, the Board of Directors of The Bramwell Funds, Inc. determined that a plan of reorganization was advisable for the Bramwell Growth Fund and for the Bramwell Focus Fund, and the Board called a special meeting of shareholders of each Fund to be held on March 10, 2006 to vote on approval of the plan.

Pursuant to the plan of reorganization, the assets and liabilities of the Bramwell Growth Fund will be transferred to the Sentinel Capital Growth Fund, and shareholders of the Bramwell Growth Fund will become shareholders of the Sentinel Capital Growth Fund; similarly, the assets and liabilities of the Bramwell Focus Fund will be transferred to the Sentinel Growth Leaders Fund, and shareholders of the Bramwell Focus Fund will become shareholders of the Sentinel Growth Leaders Fund.  The Sentinel Capital Growth Fund and the Sentinel Growth Leaders Fund have substantially the same investment objectives, policies and strategies as the Bramwell Growth Fund and the Bramwell Focus Fund, respectively, and the investment approach will remain the same.

The Sentinel Capital Growth Fund and the Sentinel Growth Leaders Fund are new series of the Sentinel Group Funds, Inc., which were originally established in 1933 and are based in Montpelier, Vermont.  The Sentinel Capital Growth Fund and the Sentinel Growth Leaders Fund will be advised by Sentinel Advisors Company, which also advises the other Sentinel funds.  Elizabeth R. Bramwell, CFA, President and Chief Investment Officer of the Bramwell Funds, will continue to be the portfolio manager for each Fund and will remain located in New York City, while she leads the Large Cap Growth Team at Sentinel after the reorganization.

Only shareholders of record at the close of business on January 11, 2006 will be entitled to vote at the meeting of shareholders.  The Funds expect to mail proxy materials with additional information to these shareholders shortly after the record date.  Shareholders will not be subject to any sales loads or redemption fees in connection with the reorganization, and shareholders at the time of the reorganization will continue to have the ability to purchase additional shares on a no-load basis.

The reorganizations are part of a proposed transaction between Bramwell Capital Management, Inc., which is the investment advisor to the Bramwell Funds, and Sentinel Asset Management, Inc., an affiliate of Sentinel Advisors Company, that is an indirectly wholly-owned subsidiary of National Life Holding Company.  Accordingly, the reorganizations are subject to the execution of definitive agreements relating to that transaction and related conditions.  Subject to satisfaction of those conditions and shareholder approval of the reorganizations, the reorganizations are expected to take place promptly after the meeting of shareholders.